Fee Income	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Fee Income

17. Fee Income

Fee income for the years ended December 31 consists of the following:

	2019	2018
Fee income from insurance contracts	$1,017	$968
Fee income from service contracts:
Distribution fees	820	829
Fund management and other asset-based fees	3,662	3,444
Administrative service and other fees	752	725
Total fee income	$6,251	$5,966

Distribution fees and Fund management and other asset-based fees are primarily earned in the Asset Management segment. Administrative service and other fees are primarily earned in the Canada segment. The fee income by business segment is presented in Note 4.